January 19, 1999


Planet Hollywood International, Inc.
8669 Commodity Circle
Orlando, Florida 32819


Dear Sirs:

          Reference is made to the Lock-Up Letter dated
November 6, 1998, as amended December 14, 1998 (the
"Letter"), between you and the undersigned, attached hereto as Exhibit A.

          This letter amendment sets forth your and our agreement to amend the Letter. Accordingly, the Letter is hereby amended as follows:

          Subparagraph (ii) is replaced in its entirety with the following:

          (ii) if the Shelf Registration Statement (as defined in the Registration Rights Agreement dated November 6, 1998, as amended on January 19, 1999, between the Company and the undersigned (the "Registration Rights Agreement")) is not declared effective by the Securities and Exchange Commission (the "Commission") on or before such date as the Company publicly announces its earnings results through September 30, 1998 (which announcement date is expected to be on or before November 11, 1998), then the restriction in this agreement shall not apply to the transfer of, and the undersigned shall be entitled to transfer, in one or several transactions, up to 1,000,000 shares of Common Stock in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144 (a "144 Transaction"); provided, however, that (A) such 144 Transaction shall be effected only in the manner described in
          Section 2(b) of the Registration Rights Agreement, including obtaining the prior approval in writing of the Company's Chief Operating Officer of any prospective purchaser, and shall be made only in compliance with the internal rules of the Company concerning the sale of Common Stock by affiliates; provided, however, that any rejection by the Chief Operating Officer of any prospective purchaser hereunder shall count toward the aggregate number of rejections allowed before the undersigned's termination rights are triggered pursuant to
          Section 2(b) of the Registration Rights Agreement, and (B) such 144 transaction shall only be permitted concurrently with or after the sale of all the shares of Common Stock covered by the registration statement filed with the Commission pursuant to the Registration Rights Agreement; and

          This amendment may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

          Except as herein amended, the Letter shall otherwise remain in full force and effect.

          This letter amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to its choice of law rules.

          IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this letter amendment as of the 19th day of January, 1999.

                               Very truly yours,

                               PLANET HOLLYWOOD
                               INTERNATIONAL, INC.

                               By
                                  --------------------------------
                                  Name:
                                  Title:




-------------------------------
         Keith Barish

                                             January 19, 1999


Planet Hollywood International, Inc.
8669 Commodity Circle
Orlando, Florida 32819


Dear Sirs:

          Reference is made to the Registration Rights
Agreement dated November 6, 1998 (the "Agreement"), between you and the undersigned, attached hereto as Exhibit A.

          This letter amendment sets forth your and our agreement to amend the Agreement. Accordingly, the Agreement is hereby amended as follows:

          Paragraph 2(b) is replaced in its entirety with the following:

          (b) Holders shall dispose of Shares pursuant to the Shelf Registration Statement only in privately negotiated transactions of at least 250,000 shares per transaction with purchasers who are identified by the selling Holder to the Company in advance of such disposition as set forth below and only to a purchaser who shall be a Permitted Transferee (as defined below). The Company shall in good faith use its commercially reasonable efforts to identify prospective purchasers for the Shares, including, as soon as practicable, approaching the Company's current largest stockholders to ascertain their interest in acquiring some or all of the Shares from the Holders. At the request of a Holder who has identified a prospective purchaser of Shares, the Company shall cause its Chief Executive Officer or Chief Operating Officer to be available on reasonable advance notice and at reasonable times to meet with representatives of such Holder and such identified purchaser to discuss the Company's business and prospects. A "Permitted Transferee" shall mean any "accredited investor" of the type described in Rule 501(a)(1) (other than a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the "Exchange Act")), (2), (3) or (7) that is approved in writing in advance by the Company's Chief Operating Officer as set forth below, other than (i) a person who is primarily engaged in a business that is directly competitive with any of the businesses of the Company and (ii) a person who, after giving effect to such prospective purchase of Shares, would beneficially own more than 30% of the Company's then outstanding voting common stock. Notwithstanding the foregoing definition, nothing in this Section 2(b) shall preclude a Holder from utilizing the services of a broker or dealer registered pursuant to Section 15 of the Exchange Act to facilitate the disposition of Shares to a Permitted Transferee. In connection with any proposed disposition of Shares by a Holder pursuant to the Shelf Registration Statement, such Holder shall notify the Company on any Business Day in a writing (which may be by facsimile) addressed to the Company's Chief Operating Officer and the Company's General Counsel of the identification of the proposed purchaser and the number of shares involved in the proposed transaction, provided, however, that if the proposed disposition of Shares is to a purchaser listed on Annex A attached hereto, as such Annex may from time to time be amended by the parties, such proposed purchaser shall automatically be deemed to be approved by the Chief Operating Officer with no notice required to be given by the Holder to the Company's Chief Operating Officer and General Counsel. The Company's Chief Operating Officer, acting in good faith, shall notify such Holder not later than the close of business (New York time) on the Business Day next succeeding the day on which notice is duly given to the Company, whether such proposed purchaser is approved, and if not approved, setting forth the reasonable basis upon which approval was withheld. Failure to so notify within the required time period shall constitute the approval of such proposed purchaser. If the Company's Chief Operating Officer shall have disapproved of a proposed purchaser or purchasers (that otherwise meet the criteria for a Permitted Transferee) which disapproval or disapprovals relate in the aggregate to the proposed sale of 2,000,000 Shares, the Seller shall have the unilateral right, by giving written notice to the Company, to immediately terminate this Agreement and the Lock-up Letter, dated November 6, 1998, between the Company and the Seller (which will entitle the Company to withdraw the Shelf Registration Statement), whereupon the Seller shall be entitled to dispose of any shares of

          Common Stock in any manner otherwise permitted by applicable law.

          This amendment may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

          Except as herein amended, the Agreement shall otherwise remain in full force and effect.

          This letter amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to its choice of law rules.

          IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this letter amendment as of the 19th day of January, 1999.

                                Very truly yours,

                                PLANET HOLLYWOOD
                                INTERNATIONAL, INC.

                                By
                                    -----------------------
                                    Name:
                                    Title: